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                                                                    Exhibit 23.1

                       Consent of Independent Accountants

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-28597, 333-38855, 333-67457, 333-93427 and
333-48730) of Rambus Inc. of our report dated October 18, 2000 relating to the financial statements and financial statement schedules, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 27, 2000